UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2004

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

TEXAS GENCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31449 (Commission File Number)	76-0695920 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number)	22-3865106 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrants’ telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13265 (Commission File Number)	76-0511406 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The exhibit listed below is furnished pursuant to Item 9 of this Form 8-K.

(c) Exhibits.

99.1    CenterPoint Energy, Inc. slide presentation

ITEM 9. REGULATION FD DISCLOSURE.

     A copy of the slide presentation that CenterPoint Energy, Inc. (“CenterPoint Energy”) expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1.

     The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by CenterPoint Energy, Texas Genco Holdings, Inc. (“Texas Genco”), CenterPoint Energy Houston Electric, LLC (“CenterPoint Houston”) or CenterPoint Energy Resources Corp. (“CERC”) under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, Texas Genco, CenterPoint Houston or CERC that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy, Texas Genco, CenterPoint Houston, CERC or any of their affiliates.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: March 3, 2004	By:	/s/ James S. Brian

James S. Brian
Senior Vice President and
Chief Accounting Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS GENCO HOLDINGS, INC.

Date: March 3, 2004	By:	/s/ James S. Brian

James S. Brian
Senior Vice President and
Chief Accounting Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: March 3, 2004	By:	/s/ James S. Brian

James S. Brian
Senior Vice President and
Chief Accounting Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: March 3, 2004	By:	/s/ James S. Brian

James S. Brian
Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	CenterPoint Energy, Inc. slide presentation